SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 4, 2002



                            SUPERIOR FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    0-25239                      51-0379417
(State of Incorporation)    (Commission File No.)        (IRS Employer I.D. No.)


      16101 LaGrande Drive, Suite 103
      Little Rock, Arkansas                                        72223
      (Address of Principal Executive Office)                   (Zip code)



      Registrant's telephone number, including area code: 501-324-7282




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Item 9. Regulation FD Disclosure

The Registrant hereby furnishes as Regulation F-D Disclosure its press release regarding Third Quarter 2002 Earnings attached hereto as Exhibit 99.1.


  Exhibit No.      Document Description

     99.1          Press Release Announcing Third Quarter 2002 Earnings


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                SUPERIOR FINANCIAL CORP.
                                                ------------------------
                                                      (Registrant)





Date:    November 4, 2002                       /s/ Rick D. Gardner
                                                -------------------
                                                Rick D. Gardner
                                                Chief Financial Officer



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                                                                    Exhibit 99.1

Superior Financial Corp. Announces Record Third Quarter 2002 Earnings

    LITTLE ROCK, Ark.--Nov. 4, 2002--Superior Financial Corp. (Nasdaq:SUFI), holding company of Superior Bank, today announced earnings for the third quarter ended September 30, 2002 of $4.0 million or $.45 diluted earnings per share. This represents an increase of 50% over the $.30 diluted earnings per share for the third quarter ended September 30, 2001, as restated.
    For the nine months ended September 30, 2002, Superior recorded earnings of $11.7 million or $1.32 diluted earnings per share, a 39% increase over the $.95 earnings per share reported for the nine months ended September 30, 2001, as restated.
    As of January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 142 "Goodwill and Other Intangible Assets" ("SFAS 142"). If SFAS 142 had been effective for the three months ended September 30, 2001, net income would have been $3.36 million and diluted earnings per share would have been $.36, as restated. If SFAS 142 had been effective for the nine months ended September 30, 2001, net income would have been $10.5 million and diluted earnings per share would have been $1.14, as restated.


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    As previously announced, the Company paid a dividend of $.10 per share on October 24, 2002 to shareholders of record on September 30, 2002.

    Superior Bank has 60 full service branch and loan production offices in Arkansas and Oklahoma. The bank has three active subsidiaries - Superior Financial Services, Inc., providing discount brokerage and full service investment advisory services, Southwest Protective Life Insurance Company and Superior Finance Company, a consumer finance operation. Superior Financial Corp. stock is traded on the NASDAQ National Market under the symbol SUFI.

    Pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995, the reader is cautioned that this announcement contains "forward looking statements" regarding
Superior's future performance which are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements.


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


Superior Financial Corp.
Consolidated Balance Sheets
(Unaudited, dollars in thousands)
                                        Sept. 30,   Dec. 31,      %
Assets                                    2002        2001     Change
                                       ----------- ----------- -------
Cash and cash equivalents                 $85,471     $97,561   (12.4%)
Loans available for sale, net              16,198      27,573   (41.3%)
Loans receivable                        1,080,319   1,072,846     0.7%
Less: allowance for loan losses            12,159      12,109     0.4%
                                       ----------- ----------- -------
Loans receivable, net                   1,068,160   1,060,737     0.7%
Investments available for sale, net       391,049     374,819     4.3%
Federal Home Loan Bank stock               17,721      17,330     2.3%
Premises and equipment, net                46,324      45,263     2.3%
Goodwill                                   56,260      56,260      --
Other assets                               40,273      41,075    (2.0%)
                                       ----------- ----------- -------
      Total assets                     $1,721,456  $1,720,618     0.0%
                                       =========== =========== =======
Liabilities and Stockholders' equity
Liabilities:
 Demand & savings deposits               $589,291    $566,341     4.1%
 Time deposits                            616,146     648,693    (5.0%)
                                       ----------- ----------- -------
      Total deposits                    1,205,437   1,215,034    (0.8%)
                                       ----------- ----------- -------
Federal Home Loan Bank borrowings         223,000     230,000    (3.0%)
Senior notes                               51,101      51,500    (0.8%)
Guaranteed preferred beneficial
 interest in the Company's subordinated
 debentures                                25,000      25,000      --
Other borrowed funds                       55,460      65,557   (15.4%)
Other liabilities                          27,058      14,117    91.7%
                                       ----------- ----------- -------
  Total liabilities                     1,587,056   1,601,208    (0.9%)

Stockholders' equity:
Common stock                                  101         101      --
Capital in excess of par value             94,764      94,764      --
Retained earnings                          50,454      41,290    22.2%
Accumulated other comprehensive income      7,267       1,577   360.8%
                                       ----------- ----------- -------
                                          152,586     137,732    10.8%
Treasury stock (at cost)                  (18,186)    (18,322)   (0.7%)
                                       ----------- ----------- -------
 Total stockholders' equity               134,400     119,410    12.6%
                                       ----------- ----------- -------
  Total liabilities and
   stockholders' equity                $1,721,456  $1,720,618     0.0%
                                       =========== =========== =======


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


Superior Financial Corp.
Consolidated Income Statements
(Unaudited, dollars in thousands, except per share amounts)

                                Three Months Ended   Nine Months Ended
                                Sept. 30, Sept. 30, Sept. 30, Sept. 30,
                                  2002      2001      2002      2001
                                        (as restated)       (as restated)
                                 -------   -------   -------   -------
Interest income                  $25,688   $28,091   $78,741   $85,126
Interest expense                  11,825    15,814    36,950    49,763
                                 -------   -------   -------   -------
Net interest income               13,863    12,277    41,791    35,363
Provision for loan losses          1,300     1,200     3,800     2,950
                                 -------   -------   -------   -------
  Net interest income after
   provision for loan losses      12,563    11,077    37,991    32,413
Noninterest income:
 Service charges on deposit
  accounts                         7,269     6,834    21,022    20,724
 Mortgage operations                 906       874     2,465     2,453
 Other                             3,147     1,015     5,188     2,664
                                 -------   -------   -------   -------
  Total noninterest income        11,322     8,723    28,675    25,841
Noninterest expense:
 Salaries and employee
  benefits                         7,814     7,014    22,779    21,050
 Occupancy expense                 1,224     1,184     3,551     3,297
 Data and item processing          2,047     2,609     6,007     6,340
 Amortization of goodwill           --         870      --       2,606
 Other                             6,922     4,049    17,170    12,062
                                 -------   -------   -------   -------
  Total noninterest expense       18,007    15,726    49,507    45,355
Income before income taxes         5,878     4,074    17,159    12,899
Income taxes                       1,878     1,304     5,429     4,160
                                 -------   -------   -------   -------
Net income                        $4,000    $2,770   $11,730    $8,739
                                 =======   =======   =======   =======
 Weighted average number of
  common shares - basic            8,586     9,036     8,594     9,046
 Dilutive potential common
  shares                             301       231       281       187
 Weighted average number of
  shares - assuming dilution       8,887     9,267     8,875     9,233
 Basic earnings per common
  share                            $0.47     $0.31     $1.36     $0.97
 Diluted earnings per common
  share                            $0.45     $0.30     $1.32     $0.95


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


Superior Financial Corp.
Summary Financial Data
(Unaudited, dollars in thousands, except per share amounts)

                           Three Months Ended     Nine Months Ended
                           Sept. 30, Sept. 30,  Sept. 30,  Sept. 30,
                             2002       2001       2002       2001
                                   (as restated)         (as restated)
                          ---------- ---------- ---------- ----------
Selected Average Balances
 Total assets             $1,698,727 $1,658,948 $1,713,910 $1,650,976
 Earning assets            1,513,076  1,488,006  1,529,524  1,485,262
 Loans                     1,081,539  1,074,991  1,067,507  1,073,536
 Interest bearing
  liabilities              1,439,714  1,417,879  1,455,585  1,417,630
 Shareholders' equity        125,177    120,315    122,338    117,316
Performance Ratios
 (Company)
 Return on average assets       0.93%      0.66%      0.92%      0.71%
 Return on average common
  equity                       12.68%      9.14%     12.82%      9.97%
 Net interest margin
  (FTE)                         3.76%      3.40%      3.75%      3.27%
 Efficiency ratio
  (without goodwill
  amortization)                77.50%     70.22%     71.90%     69.40%

Performance Ratios (Bank)
 Return on average assets       1.20%      0.91%      1.21%      0.98%
 Return on average common
  equity                       11.06%      8.50%     11.39%      9.24%
 Net interest margin
  (FTE)                         4.19%      3.79%      4.17%      3.67%
 Efficiency ratio
  (without goodwill
  amortization)                70.95%     65.74%     65.49%     63.63%

Tax-equivalent interest
 income adjustment             $ 345      $ 314    $ 1,179      $ 989
Asset Quality
 Nonaccrual loans            $ 9,358    $ 6,925
 ORE & repossessed assets      1,726      1,655
 Net chargeoffs                1,554      1,439      3,748      3,001

 Nonperforming assets to
  total loans and other
  real estate                   1.01%      0.79%
 Nonperforming assets to
  total assets                  0.65%      0.52%
 Net chargeoffs to
  average loans                 0.57%      0.53%      0.47%      0.37%
 Allowance for loan
  losses to total loans         1.13%      1.11%
 Allowance for loan
  losses to nonperforming
  loans                          130%       174%
Capital
 End of period shares
  outstanding              8,579,991  8,863,423
 Book value per share        $ 15.66    $ 13.47

 Average stockholders'
  equity to average total
  assets                        7.37%      7.25%      7.14%      7.11%


    CONTACT: Superior Financial Corp., Little Rock
             Rick D. Gardner, 501/324-7253
             www.superiorfederal.com or www.superiorfinancialcorp.com



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